UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2020

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way, P.O. Box 459
Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (540) 984-4141

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(A)	On April 21, 2020, Shenandoah Telecommunications Company (the “Company”) held its annual shareholder meeting. At the meeting, three directors, as set forth below, were appointed to three year terms and two proposals, one to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020, the second, in a non-binding vote, to approve named executive officer compensation, were approved by shareholders voting by proxy or in person.
(B)	The Final voting results with respect to each proposal voted upon at the annual shareholder meeting are set forth below.

Proposal 1:

The Company’s shareholders elected each of the three nominees to the Board of Directors for a three-year term by a plurality of votes cast:

	Votes For	Votes Against	Broker Non-Votes
Tracy Fitzsimmons	30,742,893	2,336,268	5,317,735
John W. Flora	32,420,276	649,020	5,317,735
Kenneth L. Quaglio	31,279,914	1,788,066	5,317,735

Proposal 2:

The Company’s shareholders ratified the appointment of KPMG LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,902,353	479,912	45,660	-

Proposal 3:

The Company’s shareholders approved by advisory vote the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,301,436	561,094	247,660	5,317,735

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD:  On April 21, 2020, Shenandoah Telecommunications Company held its annual shareholder meeting.  The materials attached hereto as Exhibit 99.1 and Exhibit 99.2 were presented at the meeting.  The presentations are also available on the Company’s website.

These materials may contain forward-looking statements about Shenandoah Telecommunications Company regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Shenandoah Telecommunications Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K.

99.1*       Annual Meeting Presentation Slides

99.2*       Annual Meeting Scripts

104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: April 23, 2020	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President - Legal and General Counsel
(Duly Authorized Officer)